UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                               ________________

                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
                               ________________

                                 July 15, 2003
               Date of Report (Date of Earliest Event Reported)


                              NIAGARA CORPORATION
              (Exact Name of Registrant as Specified in Charter)


        Delaware                    0-22206                    59-3182820
(State or Other Jurisdiction  (Commission File Number)      (I.R.S. Employer
    of Incorporation)                                       Identification No.)


                              667 Madison Avenue
                              New York, New York
                   (Address of Principal Executive Offices)


                                     10021
                                  (Zip Code)


                                (212) 317-1000
             (Registrant's Telephone Number, Including Area Code)


                                Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)



Item 5.  Other Events and Required FD Disclosure.

         On July 15, 2003, the Board of Directors of Niagara Corporation ("Niagara") appointed Anthony Verkruyse a Vice President of Niagara and its Chief Financial Officer and Treasurer. Mr. Verkruyse, the Vice President-Finance of Niagara's two U.S. subsidiaries, replaced Raymond Rozanski who died unexpectantly on April 14, 2003. Niagara's Board of Directors also appointed Mark Nowadly, formerly Assistant to the Chief Financial Officer, to the new position of Niagara's Corporate Controller.

         In addition, at its Annual Meeting of Stockholders held on July 15, 2003, Niagara's stockholders re-elected all six directors and ratified the appointment of Deloitte & Touche LLP as Niagara's independent accountants for 2003.

         A copy of the press release announcing these new officer appointments and the results of Niagara's Annual Meeting of Stockholders is attached hereto as Exhibit 99.1.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.


99.1     Press Release dated July 15, 2003 issued by Niagara Corporation.



                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NIAGARA CORPORATION


                                        By: /s/ Marc J. Segalman
                                            ----------------------------
                                          Name:  Marc J. Segalman
                                          Title: Executive Vice President &
                                                 General Counsel


Date:  July 21, 2003


                                 EXHIBIT INDEX


   Exhibit No.              Description                             Page No.

       99.1           Press Release dated July 15, 2003
                      issued by Niagara Corporation.